Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES—OXLEY ACT OF 2002

In connection with the Annual Report of Market & Research Corp.. (the “Company”) on Form 10-K for the year ended September 30, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Gary Stein, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the periods indicated.

By:	/s/ Gary Stein
Gary Stein
President Principal Executive Officer

Date: January 13, 2009

In connection with the Annual Report of Market & Research Corp. (the “Company”) on Form 10-K for the year ended September 30, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, John Grippo, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the periods indicated.

By:	/s/ John Grippo
John Grippo
Chief Financial Officer (Principal Financial Officer)
Date: January 13, 2009

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Market & Research Corp. and will be retained by Market & Research Corp. and furnished to the Securities and Exchange Commission or its staff upon request.